UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2022

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	30-1205798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1002 West Avenue, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 693-4199

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market
Warrants to purchase one share of Common Stock	PHUNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; change in Fiscal Years.

On November 4, 2022, Phunware, Inc., a Delaware corporation (the “Company”), by resolution of its board of directors (the “Board”), adopted amended and restated bylaws (the “Amended Bylaws”) solely to reduce the quorum required to hold meetings of the Company’s stockholders (the “Quorum Requirement”). Section 2.6 of the Amended Bylaws reduces the Quorum Requirement from holders of a majority to holders of one-third of the stock issued and outstanding and entitled to vote, and present in person or represented by proxy. The Company reduced the Quorum Requirement to ensure that the Company may achieve quorum at the Company’s subsequent meetings of stockholders. The Company does not anticipate that the reduced Quorum Requirement will have any effect on the Company’s business, aside from making it easier to hold stockholder meetings.

The description of the Amended Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws as attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01 Other Events.

On November 4, 2022 at 11:00 a.m. Eastern Time, the Company re-convened its Annual Meeting. At that time, there were not present or represented by proxy a sufficient number of shares of the Company's common stock to constitute a quorum as required under the Amended and Restated Bylaws in effect at the time. Accordingly, the Company adjourned the Annual Meeting without any business being conducted. The adjourned meeting will reconvene virtually on Friday, November 11, 2022 at 11:00 a.m. Eastern Time, to vote on the proposals described within the proxy statement filed with the Securities and Exchange Commission ("SEC") on August 31, 2022. The record date of the close of business on August 17, 2022 remains unchanged for the determination of stockholders of the Company entitled to vote at the reconvened Annual Meeting, however, the new Quorum Requirement reflected in the Amended Bylaws will be in effect.

During the period of adjournment, the Company will continue to solicit proxies from its stockholders with respect to the proposals set forth in the Company's proxy statement. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned meeting unless properly revoked.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company's proxy statement and supplemental information relating to the change to the Quorum Requirement effected by the Amended Bylaws can be obtained at the SEC's website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
3.1*	Amended and Restated Bylaws of Phunware, Inc. (adopted on November 4, 2022)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2022	Phunware, Inc.

	By:	/s/ Matt Aune
Matt Aune Chief Financial Officer